RENOVACOR CORPORATE PRESENTATION NYSE: RCOR July 2022 Exhibit 99.1

Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio and projections of the Company’s future ﬁnancial results and other metrics, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the Company's ability to successfully advance its current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business, labor shortages and supply chain; and the risks and uncertainties described in the “Risk Factors” section of the Company's annual and quarterly reports filed the Securities Exchange Commission. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements.

Mission Renovacor’s mission is to deliver innovative precision therapies to improve the lives of patients and families battling genetically-driven cardiovascular and mechanistically-related diseases Leverage the knowledge of the underlying genetic mechanisms of disease to create transformative novel therapies Focus near-term on BAG3 dilated cardiomyopathy (BAG3 DCM) AAV gene therapy, which targets the underlying cause of this devastating monogenic form of heart failure Translate advances in rare disease populations to more prevalent populations where the unmet medical need is high

Precision Medicine is Changing the Treatment Paradigm for Patients and Families with Cardiovascular Disease “Precision medicine strives to delineate disease using multiple data sources…By defining disease at a deeper level, we can treat patients based on an understanding of the molecular underpinnings of their presentations, rather than grouping patients into broad categories with one-size-fits-all treatments.” - Dainis and Ashley 20183 Advantages of precision medicine for heart failure (HF) Seeks to address underlying cause to deliver greater therapeutic benefit compared to current standard-of-care. Addressing the personal & financial burden of multiple HF medications (avg. of ≥3/patient),1 implanted devices, and heart transplant Expected to eliminate the need for large patient studies2. By focusing on segments of the HF patient population most likely to benefit Focus on endpoints that we believe are most important to patients. Emphasizing improvements in quality of life 1. Unlu et al, Circulation: Heart Failure. 2020 2. Teerlink et al, NEJM 2021 3. Dainis AM, Ashley EA. JACC Basic Transl Sci. 2018

RCSI: retrograde coronary sinus infusion; IV: intravenous; CV: Cardiovascular; CNS: Central nervous system DCM: Dilated Cardiomyopathy ACM: Arrhythmogenic Cardiomyopathy Diversified Pipeline of Programs and Therapeutic Opportunities Development in connection with a research collaboration with the University of Utah’s Nora Eccles Harrison Cardiovascular Research and Training Institute. BAG3- Mediated Diseases Program Potential Indication Research / Discovery Preclinical Phase I Phase II Phase III REN-001 (AAV9-BAG3) [RCSI] BAG3-associated DCM       AAV9-BAG3 [IV] BAG3-associated DCM       AAV-BAG3 Undisclosed CV indication       AAV-BAG3 Undisclosed CNS indication       AAV gene therapy   DSG2-associated ACM REN-002 (AAV gene therapy) PKP2-associated ACM   DSP-associated ACM IND Anticipated in 2H 2022 Commercial rights held by Renovacor. Genetic ACM

Lead Program REN-001 for BAG3-associated Dilated Cardiomyopathy (BAG3 DCM)

Cardiovascular Disease is the #1 Cause of Death Worldwide1 Cardiomyopathy Primary disease of the heart muscle and a major contributor to burden of cardiovascular disease Global mortality 370,000 in 2020 was up 43% from 19902 Dilated Cardiomyopathy (DCM) Decrease in contractility causes heart’s pumping chambers to enlarge Most common form of cardiomyopathy Familial DCM 20-50% of DCM patients; up to 40% have identifiable genetic cause2 Scientific societies recently endorsed clinical genetic testing for DCM patients and families3,4 BAG3 DCM Mutations in BCL2-associated athanogene 3 (BAG3) gene are among the more common pathogenic genetic variants observed in DCM5 BAG3 expression is markedly diminished in patients with severe ischemic or nonischemic DCM6 Currently approved therapies do not address the underlying cause of disease 4. Musumuru K et al. Circulation: Genomic and Precision Medicine 2020 5. Kirk JA et al. J Clin Invest. 2021 6. Feldman AM et al. J. Cell. Physiol. 2014 Centers for Disease Control and Prevention, Weekly Counts of Deaths by State and Select Causes, 2019-2020 American Heart Association Statistical Update: Heart Disease and Stroke Statistics – 2022, mortality rate includes myocarditis Ackerman MJ et al. Heart Rhythm 2011

BAG3 DCM is a Devastating Disease BAG3 DCM presents in otherwise healthy individuals and rapidly progresses Caused by a genetic defect in the BAG3 gene Cardiovascular health is dependent on adequate levels of functional BAG3 protein BAG3 mutations typically lead to reduced BAG3 protein levels Prevalence of BAG3 DCM in US estimated to be as high as 30,000 patients1 and is expected to grow with increasing genetic testing and disease awareness ~80% penetrance at >40 years of age2 At diagnosis, ~68% symptomatic, ~20% severely symptomatic with heart failure2 Patients have significant limitations on their activities of daily living, such as employment, walking, attending to personal care, etc. Severely symptomatic patients are frequently hospitalized for acute decompensation3 High risk of progression to end stage disease ~19% of patients with BAG3 DCM require mechanical cardiac support, heart transplant, or have HF-related death at 12 months after diagnosis, nearly twice the rate of similarly staged non-BAG3 DCM patients2,4,5 Currently there are no approved therapies that address underlying cause of disease 1. Virani et al., Circ. 2021; Steinberg et al., Circ. 2012; Brouwers et al., Eur Heart J. 2013; Bhambhani et al., Eur J Heart Fail. 2018; Kapoor et al., JACC:Heart Fail. 2016; Pfeffer et al., Lancet 2003; Balmforth et al., JACC:Heart Fail. 2019; Felker et al., NEJM 2000; Haas et al., Eur Heart J. 2015; Kindel et al., J Card Fail. 2012; Pugh et al., Genet Med. 2014; Petretta et al., Am J Cardiol. 2011; McNally and Mestroni, Circ Res. 2017; Sweet et al., Exp. Op. Orphan Drugs 2016; Ganesh et al., Circ. 2013; Aragam et al., AHA Scient. Sess. 2021; Villard et al., Eur. Heart J. 2011; Franaszczyk et al., J Trans Med. 2014; Chami et al., Can J Cardiol. 2014; Arimura et al., Human Mut. 2011; Dominguez et al., JACC 2018; Norton et al., Am J Human Gen. 2011. 2. Domínguez et al., JACC, 2018; 3. Ahmed A. Am J Cardiol. 2007; 4.McNamara et al., Circulation, 2001; 5. Kubanek M et al. JACC 2013

Local (retrograde coronary sinus infusion, or RCSI) delivery allows lower total dose Reduces potential for various vector toxicities May reduce burden on manufacturing We believe monogenic diseases with well understood biology are ideal targets for AAV GTxs Targeting disease with known genetic origin BAG3 mutations well-documented as driver in DCM Goal is to increase BAG3 levels in DCM subjects Non-immunogenic one-time human BAG3 payload Therapeutic payload is human BAG3 gene DCM patients are haploinsufficient and produce low levels of native BAG3; therefore, the protein is not foreign and should not elicit an immune response Utilizes validated AAV9 capsid AAV9 currently used in one approved therapy (Zolgensma) and widely in clinical trials AAV9 has demonstrated cardiac tropism Has high transduction efficiency Non-integrative vector We Believe Renovacor’s REN-001 is Well Positioned for Success REN-001 is designed to directly address the underlying cause of BAG3 DCM by potentially increasing levels of functional BAG3 protein in the heart GTx: gene therapy

BAG3 Regulates Multiple Important Functions in Cardiomyocytes Sources: Knezevic et al., 2016; Myers et al., 2018 Enhances contractility by linking the β-adrenergic receptor and L-type Ca2+ channel Cardiac contractility Provides support for the sarcomere by linking actin myofibrils with the Z-disc Structural support Facilitates autophagy as a co-chaperone with heat shock proteins, recycling misfolded proteins Protein quality control Inhibits apoptosis (programmed cell death) through binding of BCL2 Anti-apoptosis We believe that a gene therapy approach is best positioned to restore the broad biological functions of BAG3 in the heart

Mutations in BAG3 Reduce Levels of Protein and are Associated with Reduced Force Generating Capacity in Heart Tissue from DCM Patients DCM patient with BAG3 mutation >80% of BAG3 DCM patients had mutations causing haploinsufficiency, resulting in reduced levels of BAG3 protein 1 Red staining shows BAG3 protein in cardiac tissue Healthy control 1. Domínguez et al., JACC, 2018; 2. Martin et al., Nature Communications, 2021 REN-001’s goal is to increase expression of BAG3 in the heart and potentially correct the underlying disease in BAG3 DCM patients Most BAG3 mutations in DCM cause reduced levels of BAG3 protein Lower Higher BAG3 expression quartiles 1st 2nd 3rd 4th * Patients with idiopathic DCM Lower levels of BAG3 are associated with reduced contractility in DCM patients Myofilament maximum force generating capacity (Fmax) in DCM patient tissue * BAG3 levels in DCM patients are positively correlated with force generating capacity 2

Sources: Haploinsufficiency data published in Myers VD., … Feldman AM., J Cell Physiol. 2018; AAV-BAG3 administration adapted from data published in Myers VD., … Feldman AM., JAMA Cardiol. 2018; and unpublished data from the Feldman lab. AAV9 BAG3 Prevents the Onset of Cardiac Impairment in a Genetic Mouse Model of BAG3-associated DCM BAG3 protein levels Ejection fraction ~50% BAG3 protein levels seen in BAG3 +/- mice BAG3 +/- mice develop reduced EF, recapitulating the DCM clinical phenotype *p=.04, .01 and .003 respectively at 2, 4 and 6 weeks for +/- AAV9-GFP vs. +/- AAV9-BAG3 arms; dose = 1×1013 genome copies (gc). Weeks on X-axis denote time since treatment. BAG3 +/- mice: AAV9 BAG3 treatment group BAG3 +/- mice: Control group (AAV-GFP) WT mice: AAV-GFP or AAV-BAG3 Ejection fraction in WT and BAG3 +/- mice treated at age 6-8 weeks with AAV9-GFP or AAV9-BAG3 BAG3 +/- mice have ~50% of BAG3 protein and develop a reduced ejection fraction (EF) AAV9 BAG3 prevented the onset of reduced ejection fraction

Renovacor’s Approach to Cardiac Delivery Retrograde coronary sinus infusion (RCSI) Overview of RCSI Coronary sinus (CS) - confluence of veins draining heart into right atrium Routine procedure for placement of left ventricular pacemaker leads during cardiac resynchronization Emerging route of administration in cardiac gene therapy studies   Leverages currently used clinical procedure and equipment Ability to transduce heart using much lower doses of AAV Potential to maximize exposure of heart to AAV Reduced potential for various vector toxicities Additional potential benefits (e.g., manufacturing) REN-001 is delivered into the coronary sinus using a catheter Potential advantages of RCSI

RCSI Delivery of REN-001 Resulted in Successful Cardiac Transduction Above Key VCN Threshold at Doses <1e13 vg/kg in a Pilot Pig Study1 Delivery of REN-001 via RCSI results in robust transduction of a large animal heart Transcription of the BAG3 transgene detected No safety issues detected Results informed design of ongoing GLP-toxicology and biodistribution study in healthy pig model Expect inclusion in IND data package VCN >1 seen in pig heart model with REN-001 doses <1e13 vg/kg Notes: Viral genome per cardiomyocyte data are shown as the mean (+/- SEM) of 18 tissue sections taken per heart (excluding values >3 standard deviations from the mean) and assume 8 nuclei in each cardiomyocyte (Velayuthan et al., J Mol Cell Cardiology, 2020); Vehicle n=1, 5e13 total vg (average of 1.46e12vg/kg) n=4, 1e14 total vg (average of 3.45e12vg/kg) n=2, 2.5e14 total vg (7.58e12vg/kg) n=1. Key Takeaways - Results Published in JACC: BTS VCN: vector copy number REN-001 dose groups VCN of 1 5e13 total vg; 1.46e12 vg/kg 2.5e14 total vg; 7.58e12 vg/kg 1e14 total vg; 3.45e12 vg/kg Vehicle 1. Myers et al., JACC:BTS, 2022

Results Published in JACC BTS Demonstrate Diffuse Myocardial Transduction in a Pilot Pig Study1 Notes: Mean ± SEM vector genomes per cardiomyocyte, assuming 8 nuclei in each cardiomyocyte (Velayuthan et al., J Mol Cell Cardiology, 2020) from five LV regions and the RV free wall in rings 2-4 (excluding values >3 standard deviations from the mean). # animals per group: Vehicle n=1, 5e13 total vg (average of 1.46e12 vg/kg) n=4, 1e14 total vg (average of 3.45e12 vg/kg) n=2, 2.5e14 total vg (7.58e12 vg/kg) n=1. Regional Analysis of Transduction: Mean + SEM Vector Genomes Per Cardiomyocyte for Rings 2, 3 and 4   Vehicle 5e13 total vg; 1.46e12 vg/kg 1e14 total vg; 3.45e12 vg/kg 2.5e14 total vg; 7.58e12 vg/kg Anterior 0.1+0.1 0.2+0.0 4.9+4.0 1.1+0.2 Anterolateral 0.0+0.0 0.2+0.1 0.6+0.4 0.8+0.3 Inferolateral 0.0+0.0 1.5+1.1 5.5+2.7 1.0+0.2 Inferior 0.0+0.0 1.6+1.2 0.6+0.1 2.9+1.8 Septum 0.0+0.0 0.6+0.5 1.0+0.2 1.1+0.2 Right ventricle 0.0+0.0 0.6+0.2 0.5+0.1 1.0+0.2 1. Myers et al., JACC:BTS, 2022

Significant Progress Made Across Key Ongoing Preclinical Studies Natural history / survival study of BAG3 mouse model Impaired survival phenotype present in BAG3 DCM mouse model Preliminary / interim data indicating LV dilation and functional decline, consistent with a DCM phenotype New data and learnings were leveraged to optimize the design of the dose-ranging study of REN-001 in the same mouse model Dose-ranging and durability studies in BAG3 mouse model Dose-ranging study optimized to assess for multiple efficacy measures at different timepoints, leveraging emerging data from the mouse natural history study Durability of effect study remains underway GLP toxicology study Dosing completed in GLP toxicology study in healthy Yucatan pigs using RCSI route of administration Study underway with data readouts anticipated to allow for potential IND filing in 2H22 LV: Left ventricle; DCM: Dilated cardiomyopathy; RCSI: Retrograde coronary sinus infusion Key preclinical data updates anticipated prior to IND submission

Renovacor’s Mission in Action with Lead BAG3 DCM Program Identify a condition with a high unmet need. Global mortality from cardiomyopathy was 370,000 in 20201 Segment patients into subtypes based on the underlying cause of their disease to enable a precision medicine approach that has the potential to improve upon the standard-of-care Focus on a disease subtype with a well understood monogenic origin. BAG3 DCM: Caused by reduced levels of BAG3 protein due to truncating mutations Designed REN-001 to address the underlying cause of BAG3 DCM. Utilizes a validated AAV9 capsid to deliver a functional copy of the BAG3 gene to cardiac cells Demonstrate preclinical POC in a model that we believe accurately recapitulates human disease. Prevented onset of cardiac impairment with AAV9-BAG3 in genetic disease model of BAG3-DCM Potential successful cardiac transduction with REN-001 delivered via RCSI at low vector dose. Local delivery may reduce potential vector-related toxicity as well as manufacturing burden 1. American Heart Association Statistical Update: Heart Disease and Stroke Statistics – 2022, mortality rate includes myocarditis; POC: Proof-of-concept

REN-001 Clinical Development Plan

Subjects aged 18-75 with left ventricle (LV) dysfunction Depressed LVEF as defined by AHA/ACC Guidelines NYHA Class II-III HF symptoms Elevated NT-proBNP Genetic variant in BAG3 consistent with haploinsufficiency Key inclusion criteria: Primary endpoint: Secondary endpoints: LVEF: left ventricle ejection fraction; AE: adverse event; SAE: serious adverse event; DSMB: data safety monitoring board; NYHA; New York Heart Association Proposed Phase I/II Clinical Study Design for REN-001 Multi-center, open-label, single-arm dose escalation study in BAG3 DCM patients Evaluate patients Screen Cohort 2 patients Dose Level 2 n = 3-6 Safety: Frequency and severity of AEs and SAEs Efficacy: Cardiac function by improvement in ejection fraction 6-minute walk test Exercise echocardiography Kansas City Cardiomyopathy Questionnaire Serum biomarker (NT-proBNP) Evaluate patients Patients will be enrolled sequentially after DSMB greenlight Screen Cohort 1 patients Dose Level 1 n = 3-6

Advancing our Precision Therapy Pipeline New Program in genetic Arrhythmogenic Cardiomyopathy (ACM)

Precision Gene Therapy in Development for Multiple Genetic Segments of Arrhythmogenic Cardiomyopathy (ACM) ACM is a Devastating Heart Muscle Disease Unmet Needs and Treatment Opportunities Major unmet need for novel, precision therapy approaches to prevent arrhythmias in ACM Current approaches to prevent / treat arrhythmias in ACM include antiarrhythmic drugs, catheter ablations, ICDs, exercise restriction 2 … …but these fail to address the underlying genetics and disease biology, can be burdensome and impact quality of life, and patients can still experience breakthrough events 2,5 ACM is a Disease of the Desmosome Cell 1 Cell 2 Ventricular Arrhythmia in ACM Patient 3 Sources: Desmosome image adapted from Pearson; 1. Austin K, Nat Rev Cardiol. 2019; 2. Corrado D, New England Journal of Medicine (2017); 3. Delmar M & McKenna W, Circ Res. (2010); 4. McNally E (2017) in: Adam MP, Mirzaa GM, Pagon RA, GeneReviews®; 5. McKenna W. Arrhythmogenic right ventricular cardiomyopathy: diagnostic evaluation and diagnosis and treatment and prognosis. In: UpToDate, Dardas D (Ed), UpToDate, Waltham, MA. (Accessed on June 24, 2022.). Cardiomyopathy with a high arrhythmia burden, risk of sudden cardiac death and, potentially, risk of heart failure development; estimated prevalence of 1:1000-1:5000 1-2 Mutations in genes encoding desmosomal proteins seen in ~50% patients 1 and associated with cardiomyocyte uncoupling, cell loss, and fibrofatty remodeling 1-3 Mean age of diagnosis of ~30 4-5

Precision Gene Therapy in Development for Multiple Genetic Segments of Arrhythmogenic Cardiomyopathy (ACM) Positive Data from Initial Pilot Study 3 Restoration of gap junction protein trafficking to the intercalated disc in a genetic mouse model of ACM Significant reduction in premature ventricular contractions (PVCs, hallmark proarrhythmic events seen in ACM 4) in a genetic mouse model Next steps: In vitro and in vivo development across major genetic segments of ACM (PKP2, DSP, and DSG2) Sources: Desmosome image adapted from Pearson; 1. Corrado D, New England Journal of Medicine (2017); 2. Austin K, Nat Rev Cardiol. 2019; 3. Palatinus J. Circulation (2021); 4. Gasperetti A. JAMA Cardiology (2022). Mutations Causing ACM can Disrupt Gap Junctions Disease-causing mutations can lower Cx43 expression at the intercalated disc Disease-causing mutations disrupt gap junction protein expression at the intercalated disc; considered to be a key driver of increased arrhythmia risk 1-2 Program designed to restore gap junction protein trafficking and reduce the arrhythmia burden in ACM Targeting the 3 largest genetic segments of ACM (PKP2, DSP, DSG2) 1-2

Renovacor’s Mission in Action with New Genetic ACM Program Segment patients into subtypes based on the underlying genetic drivers of their disease  Disease-causing mutations, most commonly in genes encoding desmosomal proteins, can be identified in approximately half of patients with ACM Plakophilin-2 (PKP2), desmoplakin (DSP), and desmoglein 2 (DSG2) are the three largest genetic segments of ACM Identify a condition with a high unmet need ACM is a genetic disorder characterized by an increased risk of potentially life-threatening arrhythmias, myocardial dysfunction, and fibrofatty replacement of myocardial tissue Current treatments fail to address the underlying genetics and disease biology Seek to address a causal disease pathway and leverage non-invasive clinical measurements to facilitate efficient R&D Focus on a precision therapy approach to target underlying disease biology Design smaller and more cost-efficient patient studies Focus on endpoints that we believe are most important to patients Sources: 1. Austin K, Nat Rev Cardiol. 2019; 2. Corrado D, New England Journal of Medicine (2017); 3. Delmar M & McKenna W, Circ Res. (2010); 4. McNally E (2017) in: Adam MP, Mirzaa GM, Pagon RA, GeneReviews®; 5. McKenna W. Arrhythmogenic right ventricular cardiomyopathy: Diagnostic evaluation and diagnosis and treatment and prognosis. In: UpToDate, Dardas D (Ed), UpToDate, Waltham, MA. (Accessed on June 24, 2022.).

BAG3 Pipeline Expansion Opportunities

BAG3 Protein Levels are also Decreased in other Forms of Heart Failure HFrEF: Heart failure with reduced ejection fraction; Notes: * p<0.05 between MI-GFP and Sham-GFP, and between wild-type / sham and MLP-/- / TAC mice 1. Fang, X., et al., J Clin Invest., 2017; 2. Renovacor, data on file (2021); 3. Feldman, AM et al., J. Cellular Physiology, 2014 MLP-/- and TAC mouse models1 Post-MI Pig Model2 HF Patients3 Increasing BAG3 expression has the potential to impact additional heart failure patient populations

AAV9 BAG3 Significantly Improved the EF in a Post-MI Mouse Model1 A – Infarction; B – Week 1 echo; C – Treatment/ control injected retro-orbital at week 8 post-MI; D – Echo at sacrifice, 23 days post-treatment; * p<0.0001; †p<0.0001 BAG3 protein levels Post-MI mice have reduced BAG3 expression and AAV9 BAG3 increased protein levels AAV9 BAG3 significantly improved the EF in post-MI mice (1) Mice develop a HF phenotype with reduced BAG3; (2) AAV9-BAG3 restored normal ejection fraction in post-MI mice; and (3) AAV9-BAG3 had no impact on LVEF in control mice CLSQ: Calsequestrin; Notes: MI: Mice randomized to receive myocardial infarction * p<0.05 between MI-GFP and Sham-GFP; 1. Knezevic T., … Feldman, A.M., J Am Coll Cardiol Basic Trans Science. 2016; 1. BAG3 has a known autoregulatory mechanism (Gentilella, A. & Khalili, K., J Cell Biochem. 2009)

Corporate

Anticipated Milestones We are advancing REN-001 to IND submission (expected in 2H 2022) Submit IND in BAG3 DCM Initiate Phase I/II Trial in BAG3 DCM 2022 2021 2023 Dose ranging efficacy study in BAG3 haploinsufficient DCM murine model Durability study in BAG3 haploinsufficient DCM murine model GLP toxicology / biodistribution study in normal Yucatan pigs Complete IND-Enabling Studies Advancing Pipeline Programs

Kumar Dhanasekharan, PhD I Senior VP, Technical Operations 20+ years of CMC development and manufacturing experience across complex protein therapeutics, monoclonal antibodies and in recent years, AAV gene therapies. Jordan Shin, MD, PhD, FACC I Senior VP, Clinical Development and Translational Science 20+ of expertise in clinical development, academic research and medical practice Magdalene Cook, MD I President and CEO 20+ years of experience in the life science industry primarily in investing, consulting and launching new ventures; Principal, Aisling Capital and Board member of multiple companies Matt Killeen, PhD, FACC, FHRS I CSO 15+ years of experience, spanning cardiovascular disease research and biotech/pharma R&D and strategy; Head of Cardiovascular Research at BioMarin; established cardiovascular therapeutic area and led the discovery and development of AAV-based gene therapies for inherited heart diseases; expertise in genetic heart disease biology and potential therapeutic opportunities Wendy DiCicco I CFO 15+ years expertise in finance, strategy, M&A as well as executive roles in public and private companies Marc Semigran, MD I CMO 30+ years of experience treating HF and cardiomyopathy; Senior VP of Medical Sciences and CMO at MyoKardia; experience in developing and designing clinical trials for novel therapies for cardiovascular and heart failure/HFpEF Elizabeth White, PhD I CBO and Senior VP, Operations 30+ years of biotech/pharma experience including in strategy, business development, new product planning, portfolio prioritization in start-ups & large companies Jiwen Zhang, PhD I Chief Regulatory Officer 20+ years of regulatory affairs and quality assurance experience, with >10 years specifically in cell and gene therapy Experienced Leadership Team

Scientific Advisory Board Experts in Cardiovascular Disease Experts in Gene Therapy R&D Douglas Mann, MD Lewin Prof. of Medicine, former Director of Cardiovascular Div., Washington University School of Medicine Past President, HFSA Lifetime Achievement Award, HFSA Editor-in-Chief, JACC Basic Translational Science Arthur Feldman, MD, PhD Renovacor, Founder and Chair of SAB Laura H. Carnell Professor of Medicine, Temple Former Chief of Cardiology UPMC Past President HFSA, Assoc. of Professors of Cardiology Lifetime Achievement Award, HFSA; Distinguished Scientist Award ACC, 2019 Dennis McNamara, MD Professor of Medicine and Dir. of the Heart Failure Research Center, UPMC Leading expert in the genetics of dilated and hypertrophic cardiomyopathy National Principal Investigator – IMAC I, II & III; GRAFH I & II Michael Bristow, MD, PhD Professor of Medicine and former Head of Cardiology, Univ. of Colorado Health Sciences Co-founder, President and CEO, ARCA Biopharma Founder, Myogen Lifetime Achievement Award, HFSA Credited with development of science and clinical utility of b-blockers for HF Joseph Glorioso III, PhD Professor in the Dept. of Microbiology and Molecular Genetics, UPMC Founding member and past president of the American Society of Gene Therapy Co-founder and Chair of Scientific Advisory Board at Oncorus, Inc. and Coda Biotherapeutics Richard Peluso, PhD Founder and President, RWP BioConsulting, LLC Retired Vice President of Merck Vaccines & Biologics Bioprocess R&D Previous faculty member of Microbiology Departments at Thomas Jefferson University, University of Minnesota, and Mt. Sinai School of Medicine Lee Sweeney, PhD Professor in the Dept. of Pharmacology & Therapeutics, University of Florida College of Medicine Much of Dr. Sweeney’s research program is translational in focus and has produced highly cited research on inherited forms of cardiovascular disease and on the skeletal and cardiac aspects of muscular dystrophy.

Renovacor’s mission is to deliver innovative precision therapies to improve the lives of patients and families battling genetically-driven cardiovascular and mechanistically-related diseases Mission and Value Proposition Lead BAG3 DCM program targets the underlying cause of a monogenic disease with an AAV9-gene therapy Backed by strong institutional investor syndicate Proof-of-concept demonstrated in multiple preclinical models IND submission for REN-001 in BAG3 DCM anticipated in 2H 2022 Experienced management and exceptional scientific advisors

For follow-up please contact: info@renovacor.com